UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2004

__________________________

ARDENT HEALTH SERVICES LLC

(Exact name of registrant as specified in its charter)

Delaware	333-110117	62-1862223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Burton Hills Boulevard, Suite 250, Nashville, TN	37215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 296-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On September 30, 2004, Ardent Health Services LLC (“Ardent”) issued a press release regarding its initiation of an internal review of certain accounting matters at Lovelace Sandia Health System, Inc., a subsidiary of Ardent which is headquartered in Albuquerque, New Mexico. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release issued by Ardent Health Services LLC on September 30, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARDENT HEALTH SERVICES LLC
By:	/s/ R. Dirk Allison

Name: R. Dirk Allison
Title: Executive Vice President and Chief Financial Officer

Date: September 30, 2004

EXHIBIT INDEX

     The following is a list of the exhibits filed herewith:

Exhibit No.	Description of Exhibit
99.1	Press release issued by Ardent Health Services LLC on September 30, 2004.